Capital management	12 Months Ended
Dec. 31, 2018
Disclosure of objectives, policies and processes for managing capital [abstract]
Capital management
20	Capital management

The Company’s objectives of capital management are to safeguard its ability to support the Company’s normal operating requirements on an ongoing basis; continue the development and exploration of its mining properties and pursue strategic growth initiatives, while minimizing the cost of such capital; and to provide an adequate return to its shareholders.

The capital of the Company consists of items included in equity attributable to owners of the Company and debt, net of cash and cash equivalents as follows:

	December 31,	December 31,
	2018	2017
	$	$
Equity attributable to owners of the Company	173,355	154,571
Loans payable	56,253	64,860
	229,608	219,431
Less: Cash and cash equivalents	(21,832)	(23,878)
	207,776	195,553

In order to facilitate the management of capital requirements, annual budgets are prepared and updated as necessary based on various factors, many of which are beyond the Company’s control. In assessing liquidity, the Company takes into account its expected cash flows from operations, including capital asset expenditures, and its cash and cash equivalents. The Board of Directors reviews the annual and updated budgets.

The Company ensures that there are sufficient committed credit facilities to meet its short-term requirements. At December 31, 2018, the Company expects its current capital resources to be sufficient to support its normal operating requirements on an ongoing basis and planned development and explorations programs. At December 31, 2018, the Company was in compliance with the external capital requirements.